EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

------------------------------------------------------ In re: MODEL REORG ACQUISITION, LLC, et al., Debtors.[1] ------------------------------------------------------	x : : : x	Chapter 11 Case No. 17-11794 (CSS) Jointly Administered

NOTICE OF FILING OF INITIAL MONTHLY OPERATING REPORT

PLEASE TAKE NOTICE that on September 11, 2017, the above-captioned debtors and debtors in possession (collectively, the "Debtors") filed the Initial Operating Report, a copy of which is attached hereto as Exhibit 1.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

__________________________________________

1
The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Perfumania Holdings, Inc. (7964); Perfumania, Inc. (6340); Magnifique Parfumes and Cosmetics, Inc. (6420); Ten Kesef II, Inc. (1253); Perfumania.com, Inc. (4688); Model Reorg Acquisition, LLC (0318); Northern Group, Inc. (3226); Perfumania Puerto Rico, Inc. (6787); Quality King Fragrance, Inc. (4939); Scents of Worth, Inc. (1732); Jacavi, LLC (6863); Distribution Concepts, LLC (8845); Flowing Velvet, Inc. (7294); Aladdin Fragrances, Inc. (4338); Niche Marketing Group, Inc. (1943); Northern Brands, Inc. (7186); Northern Amenities, Ltd. (5387); Global Duty Free Supply, Inc. (2686); and Perfumers Art, Inc. (6616). The address of the Debtors' corporate headquarters is 35 Sawgrass Drive, Suite 2, Bellport, New York 11713.

Docket No. 107 Date Filed: 9/11/17

Dated: Wilmington, Delaware September 11, 2017

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Anthony W. Clark
Anthony W. Clark (I.D. No. 2051) One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

•	and -

J. Gregory Milmoe Raquelle L. Kaye 500 Boylston Street
Boston, Massachusetts 02116
Telephone: (617) 573-4800
Fax: (617) 573-4822

•	and -

Lisa Laukitis
Four Times Square
New York, New York 10036-6522 Telephone: (212) 735-3000
Fax: (212) 735-2000

Proposed Counsel for Debtors and Debtors in Possession

2

EXHIBIT 1

815690-WILSR01A - MSW

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In re Model Reorg Acquisition, LLC, et al.                    Case No. 17-11794(CSS)
Debtor

INITIAL MONTHLY OPERATING REPORT
File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resoluiton.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	DIP Budget Through Nov 2017 Attached
Certificate s of Insurance:
Workers Compensation	✓
Property	✓
General Liability	✓
Vehicle	✓
Other:
Identify areas of self-insurance w/liability caps
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account		Entered Cash Management Order Attached
General Operating Account		Entered Cash Management Order Attached
Money Market Account pursuant to Local Rule 4001-3 for the		Entered Cash Management Order Attached
District of Delaware only. Refer to:
http://www.deb.uscourts.gov/
Other: ________________________
Retainers Paid (Form IR-2)	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

11-Sep-17 Date

Michael Nofi	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

• Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor isa partnership; a manager or member if debtor is a limited liability company.
FORM IR
(4/07)

In re: Model Reorg Acquisition, LLC, et al. Case No. 17-11794 (CSS)

Perfumania Holdings, Inc. Consolidated 13‐Week Cash Flow USD in 000s

Actual/Forecast	Week 1 Forecast	Week 2 Forecast	Week 3 Forecast	Week 4 Forecast	Week 5 Forecast	Week 6 Forecast	Week 7 Forecast	Week 8 Forecast	Week 9 Forecast	Week 10 Forecast	Week 11 Forecast	Week 12 Forecast	Week 13 Forecast	Forecast
Week Ending	02‐Sep	09‐Sep	16‐Sep	23‐Sep	30‐Sep	07‐Oct	14‐Oct	21‐Oct	28‐Oct	04‐Nov	11‐Nov	18‐Nov	25‐Nov	Total
Year	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	2017	13 Weeks
CASH FLOW FROM OPERATIONS Operating Receipts Retail Operating Receipts	2472	2360	2732	2878	2887	3202	2230	2234	2241	2577	2995	3126	3126	35059
Liquidating Store Receipts	251	754	754	1257	1760	‐	‐	‐	‐	‐	‐	‐	‐	4777
Wholesale / Manufacturer Operating Receipts	3092	3247	3424	3573	3703	4009	4270	4402	4797	5450	6270	6270	6064	58569
Other Receipts / Liquidator Reimbursement	‐	‐	136	426	136	2842	136	156	1026	‐	‐	‐	‐	4858
Total Operating Receipts	5815	6361	7046	8134	8486	10053	6636	6791	8064	8027	9265	9395	9190	103264
Operating Disbursements Vendor Payables / Inventory Purchases	(6506)	(6903)	(7112)	(6770)	(6671)	(5601)	(5751)	(6001)	(5909)	(2729)	(2122)	(1204)	(702)	(63982)
Payroll	(518)	(496)	(2456)	(478)	(2478)	(389)	(2004)	(389)	(1702)	(350)	(1821)	(271)	(1888)	(15242)
Corp / WH Rent	(255)	(343)	‐	(255)	‐	(343)	‐	‐	(255)	(343)	‐	‐	(255)	(2049)
Store Rent	‐	(2986)	‐	‐	‐	(2304)	‐	‐	‐	(2285)	‐	‐	‐	(7575)
Utilities & Other Occupancy	(167)	(167)	(167)	(167)	(167)	(167)	(167)	(167)	(167)	(167)	(167)	(167)	(147)	(2153)
Occupancy	(422)	(3496)	(167)	(422)	(167)	(2814)	(167)	(167)	(422)	(2795)	(167)	(167)	(402)	(11777)
Taxes	(136)	(186)	(136)	(1034)	(136)	(186)	(136)	(1192)	(136)	(136)	(136)	(136)	(959)	(4648)
Freight	(262)	(276)	(276)	(276)	(296)	(334)	(334)	(334)	(334)	(268)	(266)	(266)	(266)	(3788)
Contractual License Payments	(705)	‐	(175)	‐	(2592)	‐	‐	(69)	‐	(590)	‐	‐	‐	(4131)
Advertising	(902)	(967)	(870)	(860)	(750)	(594)	(494)	(494)	(494)	(623)	(721)	(721)	(721)	(9211)
Deferred Store Proceeds	(251)	(754)	(754)	(1257)	(1760)	‐	‐	‐	‐	‐	‐	‐	‐	(4777)
Other Operating	(971)	(971)	(971)	(971)	(1971)	(871)	(971)	(871)	(871)	(671)	(671)	(671)	(671)	(12117)
Total Operating Disbursements	(10674)	(14049)	(12918)	(12068)	(16822)	(10789)	(9857)	(9517)	(9868)	(8163)	(5904)	(3435)	(5608)	(129673)

Operating Cash Flow	(4859)	(7689)	(5872)	(3934)	(8335)	(736)	(3221)	(2725)	(1804)	(136)	3361	5960	3582	(26409)
CASH FLOW FROM INVESTING ACTIVITIES Capital Expenditures	(100)	‐	(200)	‐	‐	‐	(200)	‐	‐	‐	‐	(200)	‐	(700)
Net Cash Flow from Investing	(100)	‐	(200)	‐	‐	‐	(200)	‐	‐	‐	‐	(200)	‐	(700)
CASH FLOW FROM RESTRUCTURING ACTIVITIES Professional Fees	(270)	(210)	(210)	(210)	(210)	(210)	(210)	(210)	(330)	(210)	(210)	(210)	(330)	(3030)
Utility/Vendor Deposits	(82)	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	(82)
Store Closing Costs	(20)	‐	‐	‐	(1300)	‐	‐	‐	‐	(40)	‐	‐	‐	(1360)
Net Cash Flow from Restructuring	(372)	(210)	(210)	(210)	(1510)	(210)	(210)	(210)	(330)	(250)	(210)	(210)	(330)	(4472)

Net Cash Flow	(5331)	(7899)	(6282)	(4144)	(9845)	(946)	(3631)	(2935)	(2134)	(386)	3151	5550	3252	(31581)
Non‐Cash ABL Balance Activity ABL & LIBOR Interest	(85)	‐	‐	‐	(214)	‐	‐	‐	‐	(433)	‐	‐	‐	(732)
Unused Line Fee	(20)	‐	‐	‐	(13)	‐	‐	‐	‐	(9)	‐	‐	‐	(42)
Total Non‐Cash ABL Activity	(105)	‐	‐	‐	(228)	‐	‐	‐	‐	(441)	‐	‐	‐	(774)
Beginning ABL Balance	21631	15816	9455	2408	‐	‐	‐	‐	‐	‐	‐	‐	‐	21631
Total Receipts / Sweeps	(5815)	(6361)	(7046)	(2408)	‐	‐	‐	‐	‐	‐	‐	‐	‐	(21631)
Total Disbursements / Drawdowns	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐
Other	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐
Ending ABL Balance	15816	9455	2408	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐
Beginning DIP ABL Balance	‐	11251	25510	38839	45391	55464	56411	60042	62977	65111	65938	62788	57237	‐
Total Receipts / Sweeps	‐	‐	‐	(5726)	(8486)	(10053)	(6636)	(6791)	(8064)	(8027)	(9265)	(9395)	(9190)	(81633)
Total Disbursements / Drawdowns	11251	14259	13328	12278	18559	10999	10267	9727	10198	8855	6114	3845	5938	135619
Other	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐	‐
Ending DIP ABL Balance	11251	25510	38839	45391	55464	56411	60042	62977	65111	65938	62788	57237	53986	53986

Subject to FRE 480
Privileged and Confidential    1 of 1

PPOWELL

EVIDENCE OF PROPERTY INSURANCE				DATE (MM/DD/YYYY) 9/6/2017
THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE (516) 576-0400 (A/C, No, Ext):	COMPANY Lloyds of London Insurance Co
The B & G Group Inc. 55 West Ames Court, Suite 400 Plainview, NY 11803
FAX (516) 576-1177 (A/C, No):
CODE: -	SUB CODE:
AGENCY PERFHOL-01 CUSTOMER ID #:
INSURED MAGNIFIQUE PARFUMES & COSMETICS INC. DBA PERFUMANIA 35 Sawgrass Drive Suite 2 Bellport, NY 11713		LOAN NUMBER	POLICY NUMBER B0507N16CAI5010-20
		EFFECTIVE DATE 10/1/2016	EXPIRATION DATE 10/1/2017	CONTINUED UNTIL
TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:
PROPERTY INFORMATION

LOCATION/DESCRIPTION Blanket Premises/Blanket Transit
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS /FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
Stock, Replacement Cost, Special Form Windstorm Included	$200,000,000	25,000
REMARKS (Including Special Conditions)

Special Conditions: 30 day cancellation notice
CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
ADDITIONAL INTEREST

NAME AND ADDRESS Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801		MORTGAGEE LOSS PAYEE	X	ADDITIONAL INSURED
X
LOAN #
AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12)    © 1993-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

PPOWELL

EVIDENCE OF PROPERTY INSURANCE				DATE (MM/DD/YYYY) 9/6/2017
THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE (516) 576-0400 (A/C, No, Ext):	COMPANY Zurich American Insurance Co.
The B & G Group Inc. 55 West Ames Court, Suite 400 Plainview, NY 11803
FAX (516) 576-1177 (A/C, No):
CODE: -	SUB CODE:
AGENCY PERFHOL-01 CUSTOMER ID #:
INSURED MAGNIFIQUE PARFUMES & COSMETICS INC. DBA PERFUMANIA 35 Sawgrass Drive Suite 2 Bellport, NY 11713		LOAN NUMBER	POLICY NUMBER ERP023143201
		EFFECTIVE DATE 10/1/2016	EXPIRATION DATE 10/1/2017	CONTINUED UNTIL
TERMINATED IF CHECKED
THIS REPLACES PRIOR EVIDENCE DATED:
PROPERTY INFORMATION

LOCATION/DESCRIPTION Blanket Premises/Blanket Transit
THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS /FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
Blanket BPP & BI w/Extra Expense, Replacement Cost, Special Form Improvements & Betterments Windstorm Included Glass Included	$75,000 $500,000	100,000 25,000
REMARKS (Including Special Conditions)

Special Conditions: 30 day cancellation notice
CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
ADDITIONAL INTEREST

NAME AND ADDRESS Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801		MORTGAGEE LOSS PAYEE	X	ADDITIONAL INSURED
X
LOAN #
AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12)    © 1993-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

PERFHOL-01    PPOWELL

CERTIFICATE OF LIABILITY INSURANCE		DATE (MM/DD/YYYY) 9/1/2017
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER The B & G Group Inc. 55 West Ames Court, Suite 400 Plainview, NY 11803	CONTACT NAME:
	PHONE (516) 576-0400 (A/C, No, Ext):	FAX (516) 576-1177 (A/C, No):
	E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A : Zurich American Insurance Co.	16535
INSURED MAGNIFIQUE PARFUMES & COSMETICS INC. DBA PERFUMANIA 35 Sawgrass Drive Suite 2 Bellport, NY 11713	INSURER B : American Guarantee & Liability	26247
	INSURER C : American Zurich Ins Co
	INSURER D :
	INSURER E :
	INSURER F :
COVERAGES    CERTIFICATE NUMBER:    REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE					ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
A	X	COMMERCIAL GENERAL LIABILITY						GLA0185543-01	10/01/2016	10/01/2017	EACH OCCURRENCE			$2,000,000
		CLAIMS-MADE X OCCUR									DAMAGE TO RENTED PREMISES (Ea occurrence)			$1,000,000
											MED EXP (Any one person)			$10,000
											PERSONAL & ADV INJURY			$1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:										GENERAL AGGREGATE			$4,000,000
	X	POLICY ☐PROJECT ☐LOC OTHER:									PRODUCTS - COMP/OP AGG			$4,000,000
														$
A	AUTOMOBILE LIABILITY							GLA0185543-01	10/01/2016	10/01/2017	COMBINED SINGLE LIMIT (Ea accident)			$1,000,000
	X	ANY AUTO									BODILY INJURY (Per person)			$
		ALL OWNED AUTOS HIRED AUTOS		SCHEDULED AUTOS NON-OWNED AUTOS							BODILY INJURY (Per accident)			$
											PROPERTY DAMAGE (Per accident)			$
														$
B	X	UMBRELLA LIAB EXCESS LIAB		X	OCCUR CLAIMS-MADE			AUC0185657-00	10/01/2016	10/01/2017	EACH OCCURRENCE			$25,000,000
											AGGREGATE			$25,000,000
		DED	X	RETENTION $ 10,000										$
C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? N (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below					N / A		WC0185542-01	10/01/2016	10/01/2017	X	PER STATUTE	OTH- ER
											E.L. EACH ACCIDENT			$1,000,000
											E.L. DISEASE - EA EMPLOYEE			$1,000,000
											E.L. DISEASE - POLICY LIMIT			$1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Office of the United States Trustee is included as additional insured/loss payee as required by written contract or agreement. 30 day cancellation notice. Subject to policy terms, conditions, and exclusions.

CERTIFICATE HOLDER    CANCELLATION

NAME AND ADDRESS Office of the United States Trustee District of Delaware 844 King Street, Suite 2207 Wilmington, DE 19801		MORTGAGEE LOSS PAYEE	X	ADDITIONAL INSURED
X
LOAN #
AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12)    © 1993-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

In re Model Reorg Acquisition, LLC, et al.    Case No. 17-11794 (CSS)
Debtor    Reporting Period: August 26, 2017

SCHEDULE OF RETAINERS PAID TO PROFESSIONAL
(This schedule is to include each Professional paid a retainer1)

Payee	Vendor #	Check / Wire			Name of Payor	Amount	Amount Applied to Date	Balance
		Date	Check #	Wire #
Carlton Fields LLC	21118	1/10/2017	520224		Quality King Fragrance, Inc.	50,000.00	-	50,000.00
Epiq Systems Acquisition Inc	19275	6/22/2017	952090	660	Magnifique Parfumes and Cosmetics, Inc.	25,000.00	-	25,000.00
Epiq Systems Acquisition Inc	19275	8/22/2017	952119	757	Magnifique Parfumes and Cosmetics, Inc.	65,000.00	-	65,000.00
Epiq Systems Acquisition Inc	19275	8/23/2017	952123	765	Magnifique Parfumes and Cosmetics, Inc.	80,000.00	-	80,000.00
Gordon Brothers Retail Partners, LLC	19294	8/25/2017	952138	789	Magnifique Parfumes and Cosmetics, Inc.	170,000.00	-	170,000.00
A&G Realty Partners LLC	21348	8/25/2017	952139	791	Magnifique Parfumes and Cosmetics, Inc.	75,000.00	-	75,000.00
Skadden, Arps Slate Meagher & Flom LLP	19174	11/8/2016	193415	N/A	Magnifique Parfumes and Cosmetics, Inc.	350,000.00	-	350,000.00
Skadden, Arps Slate Meagher & Flom LLP	19174	6/23/2017	952091	662	Magnifique Parfumes and Cosmetics, Inc.	100,000.00	-	100,000.00
Skadden, Arps Slate Meagher & Flom LLP	19174	8/23/2017	952124	764	Magnifique Parfumes and Cosmetics, Inc.	100,000.00	-	100,000.00
Skadden, Arps Slate Meagher & Flom LLP	19174	8/24/2017	952133	785	Magnifique Parfumes and Cosmetics, Inc.	200,000.00	-	200,000.00
Ankura Consulting Group, LLC	19135	1/18/2017	951995	473	Magnifique Parfumes and Cosmetics, Inc.	100,000.00	-	100,000.00

1 Identify all Evergreen Retainers

Case 17-11794-CSS    Doc 62    Filed 08/29/17    Page 1 of 8

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

------------------------------------------------------ In re: MODEL REORG ACQUISITION, LLC, et al., Debtors.[1] ------------------------------------------------------	x : : : x	Chapter 11 Case No. 17-11794 (CSS) (Joint Administration Pending) Related Docket No. 10

INTERIM ORDER (I) AUTHORIZING (A) THE CONTINUED USE OF EXISTING
CASH MANAGEMENT SYSTEM, BANK ACCOUNTS, BUSINESS FORMS, AND DEPOSIT AND INVESTMENT PRACTICES; (B) PAYMENT OF RELATED PREPETITION OBLIGATIONS AND (C) A WAIVER OF CERTAIN OPERATING GUIDELINES RELATING TO BANK ACCOUNTS; AND (II) AUTHORIZING CONTINUED ENGAGEMENT IN, AND ACCORDANCE OF ADMINISTRATIVE EXPENSE PRIORITY STATUS TO, INTERCOMPANY TRANSACTIONS PURSUANT
TO 11 U.S.C. §§ 105(a), 363, AND 503, FED. R. BANKR. P. 6003 AND 6004, AND DEL. BANKR. L.R. 2015-2 AND 4001-3
Upon the motion (the "Motion")2 of the Debtors for Interim and Finals Orders, pursuant to sections 105(a), 363, and 503(b) of title 11 of the United States Code (the "Bankruptcy Code"), Rules 6003 and 6004 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), and Rules 2015-2 and 4001-3 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the "Local Bankruptcy Rules"), (i) authorizing, but not directing (a) the continued use of the Debtors'

______________________________________

[1]
The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Perfumania Holdings, Inc. (7964); Perfumania, Inc. (6340); Magnifique Parfumes and Cosmetics, Inc. (6420); Ten Kesefll, Inc. (1253); Perfumania.com, Inc. (4688); Model Reorg Acquisition, LLC (0318); Northern Group, Inc. (3226); Perfumania Puerto Rico, Inc. (6787); Quality King Fragrance, Inc. (4939); Scents of Worth, Inc. (1732); Jacavi, LLC (6863); Distribution Concepts, LLC (8845); Flowing Velvet, Inc. (7294); Aladdin Fragrances, Inc. (4338); Niche Marketing Group, Inc. (1943); Northern Brands, Inc. (7186); Northern Amenities, Ltd. (5387); Global Duty Free Supply, Inc. (2686); and Perfumers Art, Inc. (6616). The address of the Debtors' corporate headquarters is 35 Sawgrass Drive, Suite 2, Bellport, New York 11713.

2	Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Motion or the First Day Declaration.

Case 17-11794-CSS    Doc 62    Filed 08/29/17    Page 2 of 8

existing cash management system, bank accounts, business forms, and deposit and investment practices under the cash management system, (b) payment of related prepetition obligations, and
(c)waiver of certain Operating Guidelines for Chapter 11 Cases by the Office of the United States Trustee for the District of Delaware (the "U.S. Trustee Guidelines") relating to the Bank Accounts; and (ii) authorizing the Debtors to continue engaging in, and according administrative expense priority status to, intercompany transactions in the ordinary course of business; and upon the First Day Declaration; and due and sufficient notice of the Motion having been given under the particular circumstances; and it appearing that no other or further notice need be provided; and it appearing that the relief requested by the Motion is in the best interests of the Debtors, their estates, their creditors and other parties in interest; and after due deliberation thereon and good and sufficient cause appearing therefor, it is hereby,
ORDERED, ADJUDGED AND DECREED that:

1.    The Motion is GRANTED on an interim basis as set forth herein.

2.    Pursuant to sections 105 and 363 of the Bankruptcy Code, the Debtors, in their discretion, are authorized, but not directed to designate, maintain and continue to use any and all of their Bank Accounts in existence as of the Petition Date, with the same account numbers, including the accounts identified in Exhibit A annexed hereto. The requirements of the
U.S. Trustee Guidelines that the Debtors close all existing bank accounts and open new debtor in possession accounts are hereby waived. Further, the requirements of the U.S. Trustee Guidelines that the Debtors establish specific bank accounts for tax payments are hereby waived.
3.    For banks at which the Debtors hold Bank Accounts that are party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, within fifteen (15) days of the date of entry of this Interim Order the Debtors shall (a) contact each bank, (b) provide the bank with each of the Debtors' employer identification

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numbers, and (c) identify each of their bank accounts held at such banks as being held by a debtor in possession in a bankruptcy case, and provide the case number.
4.    For banks at which the Debtors hold Bank Accounts that are not party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, the Debtors shall use their good-faith efforts to cause the banks to execute a Uniform Depository agreement in a form prescribed by the Office of the United States Trustee within thirty (30) days of the date of this Interim Order. The U.S. Trustee's rights to seek further relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved.
5.    The Debtors are authorized to open any new Bank Accounts or close any existing Bank Accounts as it may deem necessary and appropriate in their sole discretion; provided, however that the Debtors shall give 15 days' notice to the U.S. Trustee before opening new accounts or closing existing accounts; provided, further that the Debtors shall only open any such new Bank Accounts at banks that have executed a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, or at such banks that are willing to immediately execute such an agreement.
6.    The relief granted in the Interim Order is extended to any new banks and bank account opened by the Debtors, in accordance with the provisions of this Interim Order, after the date hereof, which account shall be deemed a Bank Account, and to the bank at which such account is opened.
7.    The Debtors are authorized, but not directed, to continue to use their existing Business Forms without alteration or change and without the designation "Debtor in Possession" or the case number imprinted upon them; provided, however, that once the Debtors'

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existing checks have been used, the Debtors shall, when reordering checks, require the designation "Debtor in Possession" and the corresponding bankruptcy case number on all checks; provided, further that, with respect to checks or business forms which the Debtors or their agents print themselves, the Debtors shall begin printing the "Debtor in Possession" legend and the bankruptcy case number on such items within twenty (20) business days of the date of entry of this Interim Order.
8.    The Debtors are authorized to continue to use their existing Cash Management System. The Debtors may, in the ordinary course of business, transfer funds into, out of, and through the Cash Management System in accordance with the Debtors' prepetition practices as set forth in the Motion. In connection with the ongoing utilization of their Cash Management System, the Debtors shall continue to maintain records with respect to all transfers of cash so that all transactions may be readily ascertained, traced, and recorded properly. Except as otherwise set forth herein, the Debtors are further authorized to implement any non-material changes to the Cash Management System that they deem appropriate in their discretion.
9.    The Bank Accounts are deemed debtor in possession accounts. The Debtors are authorized, but not directed, to maintain and use the Bank Accounts in the same manner and with the same account numbers, styles and document forms as those employed prior to the Petition Date, including, without limitation: (a) to deposit funds in, and withdraw funds from, the Bank Accounts by all usual means, including checks, wire transfers and other debits; (b) to pay postpetition ordinary course bank fees in connection with the Bank Accounts; (c) to perform their obligations under the documents and agreements governing the Bank Accounts; and (d) to treat the Bank Accounts for all purposes as accounts of the Debtors in their capacities as debtors in possession.

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10.    The Debtors' Banks are further authorized and directed to (a) honor the Debtors' directions with respect to the opening or closing of any Bank Account and (b) accept and hold the Debtors' funds in accordance with the Debtors' instructions.
11.    The Debtors are authorized to continue engaging in Intercompany Transactions in connection with the Cash Management System in the ordinary course of business. The Intercompany Claims based upon net transfers from non-Debtor affiliates to Debtors arising postpetition relating to the Intercompany Transactions shall have administrative expense priority status pursuant to section 503(b) of the Bankruptcy Code.
12.    The Debtors shall maintain accurate and detailed records of all transfers, including Intercompany Transfers, so that all transactions may be readily ascertained, traced, recorded properly and distinguished between prepetition and postpetition transactions.
13.    Notwithstanding the Debtors' use of a consolidated cash management system, the Debtors shall calculate quarterly fees payable under 28 U.S.C. § 1930(a)(6) based on the disbursements of (or on behalf of) each Debtor regardless of which entity actually makes such disbursements.
14.    The Debtors shall serve a copy of the Interim Order on the Debtors' Banks within three (3) business days of the entry of the Interim Order, and upon any bank at which the Debtors open a new bank account, immediately upon the opening of such new account.
15.    Each of the Debtors' Banks is authorized to debit the Debtors' accounts in the ordinary course of business without the need for further order of this Court for: (i) all checks drawn on the Debtors' accounts which are cashed at such Bank's counters or exchanged for cashier's checks by the payees thereof prior to the Petition Date; (ii) all checks, automated clearing house entries, or other items deposited in one of Debtors' accounts with such Bank prior

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to the Petition Date which have been dishonored, reversed or returned unpaid for any reason, together with any fees and costs in connection therewith, to the same extent the Debtor was responsible for such items before the Petition Date, regardless of whether such items were deposited prepetition or postpetition and regardless of whether the returned items relate to prepetition or postpetition items; (iii) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to any Bank as service charges for the maintenance of the Cash Management System; and (iv) its customary fees and expenses associated with the nature of the deposit and cash management services rendered to the Debtor, whether arising prepetition or postpetition.
16.    Any of the Debtors' Banks may rely on the representations of the Debtors with respect to whether any check or other payment order drawn or issued by the Debtors prior to the Petition Date should be honored pursuant to this or any other order of this Court, and such Bank shall not have any liability to any party for relying on such representations by the Debtors as provided for herein.
17.    The Debtors shall at all times maintain sufficient balances in accounts at each of the Debtors' Banks to secure their obligations to the Debtors' Banks for cash management and related services to the Debtors.
18.    If any of the Debtors' Banks honor a prepetition check or other item drawn on any account that is the subject of this Interim Order (a) at the direction of the Debtor to honor such prepetition check or item, (b) in a good faith belief that the Court has authorized such prepetition check or item to be honored, or (c) as the result of an innocent mistake made despite implementation of customary item handling procedures, such Bank shall not be deemed to be, nor shall be liable to, the Debtors or their estates or otherwise in violation of this Interim Order.

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19.    Nothing contained herewith shall prevent any of the Debtors' Banks from terminating any cash management services upon terms reasonably satisfactory to such Bank and on not less than thirty (30) days prior written notice to the Debtors and U.S. Trustee.
20.    The Debtors' Banks are authorized to continue to maintain, service and administer the Bank Accounts and, to the extent requested in the Motion, to honor any check issued or dated prior to the Petition Date related to the Debtors' employee obligations.
21.    The existing deposit agreements between the Debtors and the Banks shall continue to govern the postpetition cash management relationship between the Debtors and the Banks, and that all of the provisions of such agreements, including, without limitation, the termination and fee provisions, shall remain in full force and effect, (ii) either the Debtors or the Banks may, without further order of this Court, implement changes to the cash management systems and procedures in the ordinary course of business pursuant to terms of those certain existing deposit agreements, including, without limitation, the opening and closing of bank accounts.
22.    To the extent any other order is entered by this Court directing the Debtors' Banks to honor checks, drafts, automated clearing house transfers, or other electronic funds transfers or any other withdrawals made, drawn, or issued in payment of prepetition claims, the obligation to honor such items shall be subject to the Interim Order.
23.    The Final Hearing, if necessary, on the Motion is scheduled for
10/6 , 2017 at 10 am (prevailing Eastern time), and any objections or responses to the
Motion (each, an "Objection") shall be filed and served upon the Notice Parties so that the
Objection is actually received by 4:00 p.m. (prevailing Eastern time) on 9/28 , 2017.

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24.    To the extent applicable, the Court finds and determines that the requirements of Bankruptcy Rule 6003 are satisfied and that the relief requested is necessary to avoid immediate and irreparable harm.
25.    Notwithstanding Bankruptcy Rule 6004(h), the Interim Order shall be effective and enforceable immediately upon entry hereof.
26.    This Interim Order, and all acts taken in furtherance of or reliance upon this Interim Order, shall be effective notwithstanding the filing of an Objection, pending the entry of the Final Order by this Court.
27.    The requirements set forth in Local Bankruptcy Rule 9013-l(b) are satisfied by the contents of the Motion.
28.    The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in this Interim Order.
29.    This Court shall retain jurisdiction with respect to all matters arising from or related to the implementation or interpretation of this Interim Order.

Dated: Wilmington, Delaware
August 29 , 2017

Honorable Christopher S. Sontchi
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT A

Bank Accounts

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Bank	Account Number	Account Holder	Description
Wells Fargo Bank, N.A. PO Box 63020 San Francisco, CA 94163	XXXXX0373	Perfumania Holdings, Inc.	Master Operating Account
	XXXXXX-XXX8236	Perfumania Holdings, Inc.	Receipt Account
	XXX-XXX8666	Parlux, Ltd	Receipt Account
	XXXXXX-XXX8375	Magnifique Parfumes & Cosmetics, Inc.	Receipt Account
	XXXXXX1608	Magnifique Parfumes & Cosmetics, Inc.	Disbursement Account
	XXXXXX1616	Quality King Fragrance, Inc.	Disbursement Account
	XXXXXXI624	Five Star Fragrance Company, Inc.	Disbursement Account
	XXXXXX1632	Parlux, Ltd	Disbursement Account
	XXXXXX0381	Perfumania, Inc.	Payroll Account
	XXXXXX0399	Magnifique Parfumes & Cosmetics, Inc.	Payroll Account
	XXXXXX6067	Quality King Fragrance, Inc.	Payroll Account
	XXXXXX0407	Parlux, Ltd	Payroll Account

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Bank	Account Number	Account Holder	Description
	XXXXXX5072	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
	XX573I	Parlux, Ltd	Canada Account
Citizens Bank One Citizen Plaza Providence, RI 02903	XXXXXX2384	Quality King Fragrance, Inc.	Lockbox Account
American National Bank 102 W Moore Avenue Terrell, TX 7516	X7530	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Banco Popular PO Box 362708 San Juan, PR 00936	XXXXXX9685	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Bank of Hawaii- Waipahu Branch 94-712 Farrington Hwy Waipahu, HI 96797	XXXXXX3204	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Bank of Financial 48 Orland Square Drive Orland Park, IL 60462	XXXXXX2724	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
BB&T 255 S. Orange Avenue Suite 1000 Orlando, FL 32801	XXXXXX4986	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
	XXXXXXXXX2562	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Capital One 275 Broad Hollow Road Melville, NY 11747	XXXXX0050	Magnifique Parfumes & Cosmetics, Inc.	Retail Account

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Bank	Account Number	Account Holder	Description
Citizens National Bank 220 Wears Valley Road Pigeon Forge, TN 37863	XXX7359	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Citizens Bank PO Box 7000 Providence, RI 02940	XXXXXX3911	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
	XXXXXX3042	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Comerica PO Box 75000 Detroit, MI 48275	XXXXXX5770	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Community State Bank 8412 Main Street Birchrun, MI 48415	XXX1000	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Compass Bank BBVA Compass PO Box 10566 Birmingham, AL 35296	XXXXXX1068	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Fifth Third PO Box 630900 Cincinnati, OH 45263	XXXXXX5252	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
First Bank of the Lake 4558 Osage Beach Hwy, Suite 100 Osage Beach, MO 65065	XXXXX7501	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Five Star Bank 55 North Main Street PO Box 110 Warsaw, NY 14569	XXXXX9141	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Frost National Bank PO Box 649	XXXXXX1491	Magnifique Parfumes & Cosmetics, Inc.	Retail Account

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Bank	Account Number	Account Holder	Description
San Marcos, TX 78667
Glen Falls National Bank 250 Glen Street Glen Falls, NY 12801	XXXXXX3817	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Hamilton State Bank PO Box 249 Braselton, GA 30517	X1042	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Highland 370 Grove Drive Maple Grove, MN 55369	XXXXXX1817	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
HSBC PO Box 900 Buffalo, NY 14240	XXXXX3798	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
International Bank of Commerce 1200 San Bernardo Avenue Laredo, TX 78042	XXXXX8101	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
	XXXXXX2701	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Johnson Bank PO Box 547 Racine, WI 53401	XXXXXX7542	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Key Bank PO Box 93885 Cleveland, OH 44101	XXXXX2900	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
MainSource Bank PO Box 526 Columbus, IN 47202	XXX0649	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
MB Financial 7222 W. Cermack Road	XXXXX0371	Magnifique Parfumes & Cosmetics, Inc.	Retail Account

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Bank	Account Number	Account Holder	Description
North Riverside, IL 60546
PNC PO Box 609 Pittsburgh, PA 15230	XXXXXX7263	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Premier Bank 11055 61st Street NE PO Box 270 Albertville, MN 55301	XXXXX4357	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Regions 1900 5th Avenue North, 15th Floor Birmingham, AL 35203	XXXXXX5423	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
South State Bank PO Box 118068 Charleston, SC 29423	XXXXX1290	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
	XXXX9574	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
SunTrust Bank PO Box 305183 Nashville, TN 37230	XXXXXXXX6076	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
TCF National Bank PO Box 537980 Livonia, Ml 48153	XXXXXXl 142	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
TD Bank North 601 College Drive Blackwood, NJ 08012	XXXXXX7757	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Texas National Bank PO Box 777 Mercedes, TX 78570	XXXXX2194	Magnifique Parfumes & Cosmetics, Inc.	Retail Account

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Bank	Account Number	Account Holder	Description
Tuscola National Bank PO Box 110 Tuscola, IL 61953	XXX1506	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
Wrentham Cooperative Bank 102 South Street PO Box 250 Wrentham, MA 02093	XXXX2834	Magnifique Parfumes & Cosmetics, Inc.	Retail Account
US Bank PO Box 1800 St. Paul, MN 55101	XXXXXXXX3899	Magnifique Parfumes & Cosmetics, Inc.	Retail Account

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Internal CM/ECF Live Database    Page 1 of 8

Miscellaneous:
17-11794-CSS Model Reorg Acquisition, LLC
Type: bk    Chapter: 11 v    Office: 1 (Delaware)

Assets: y	Judge: CSS Case Flag: CLMSAGNT, MEGA, LEAD
U.S. Bankruptcy Court
District of Delaware

Notice of Electronic Filing
The following transaction was received from Anthony W. Clark entered on 9/11/2017 at 3:07 PM EDT and filed on 9/11/2017
Case Name:    Model Reorg Acquisition, LLC
Case Number:    17-11794-CSS
Document Number:     107

Docket Text:
Initial Reporting Requirements Notice Of Filing Of Initial Monthly Operating Report Filed by Model Reorg Acquisition, LLC. (Clark, Anthony)

The following document(s) are associated with this transaction:

Document description:Main Document
Original filename:H:\temp\Convert\\Notice_IMOR.pdf
Electronic document Stamp:
[STAMP bkecfStamp_ID=983460418 [Date=9/11/2017] [FileNumber=14696483-0
] [3a727cec8fe7cb61b21bb59ebe0a4c0a372a43815a5b9fbc0ae55b7a72e8f67b00e e1d177237c7fe7230aa52595e9d87175e0fa32500c57ee09f9f3e4642d2ee]]

17-11794-CSS Notice will be electronically mailed to:

Joaquin Jose Alemany on behalf of Creditor Plaza del Caribe, S.E. and Plaza las Americas, Inc. joaquin.alemany@hklaw.com

Dustin Parker Branch on behalf of Creditor Centennial Real Estate Company, LLC branchd@ballardspahr.com, carolod@ballardspahr.com;ZarnighianN@ballardspahr.com

Dustin Parker Branch on behalf of Creditor CenterCal Properties, LLC branchd@ballardspahr.com, carolod@ballardspahr.com;ZarnighianN@ballardspahr.com

Dustin Parker Branch on behalf of Creditor Dimond Center Holdings, LLC branchd@ballardspahr.com, carolod@ballardspahr.com;ZarnighianN@ballardspahr.com

Dustin Parker Branch on behalf of Creditor Northpark Mall Limited Partnership branchd@ballardspahr.com, carolod@ballardspahr.com;ZarnighianN@ballardspahr.com

https://ecf.deb.uscourts.gov/cgi-bin/Dispatch.pl?682180743278278    9/11/2017